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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     November 10, 2000
                                                   ----------------------------

                             VISION TWENTY-ONE, INC.
    -------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         FLORIDA                        0-22977                59-3384581
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      (State or Other               (Commission File         (IRS Employer
Jurisdiction of Incorporation)         Number)          Identification Number)

120 West Fayette Street-Suite 700
      Baltimore, Maryland                                           21201
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (410) 752-0121
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)








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ITEM 5.  OTHER MATTERS.

         RESTRUCTURE OF CREDIT FACILITY

         Effective November 10, 2000, Vision Twenty-One, Inc. (the "Company") restructured its existing credit facility of $64.2 million in outstanding secured debt obligations, inclusive of accrued and unpaid interest and fees, with the Bank of Montreal as agent for itself and the other lenders party thereto (collectively, the "Lenders").

         THE CREDIT AGREEMENT

         Pursuant to the amended and restated credit agreement (the "Credit Agreement") the restructured credit facility provides the Company with a revolving credit facility component in an aggregate amount of up to $3.0 million, a bridge facility component of up to $9.0 million, a term loan component of up to $45.8 million, and a convertible note component of $6.4 million. The amount available under the bridge facility will decrease to $3.0 million on March 31, 2001, to $2.0 million on June 30, 2001 and incrementally thereafter until March 31, 2002 when the bridge facility must be fully repaid. Repayment of the bridge facility will require the Company's disposition of assets, and there can be no assurance that the Company will realize sufficient proceeds from the sale of assets, or otherwise, to meet such repayment obligations. Availability under the revolving credit facility begins to decrease on December 31, 2002 and must be fully repaid when the entire credit facility matures on October 31, 2003. Term loan amortization of $0.5 million per quarter commences on March 31, 2002 and continues through maturity on October 31, 2003.

         Continued availability under the Credit Agreement is contingent upon the Company's compliance with the terms of the Credit Agreement, including, but not limited to, (i) negative and affirmative covenants and agreements which place restrictions on the Company regarding disposition of assets, capital expenditures, additional indebtedness, permitted liens, payment of dividends, and maintenance of certain financial ratios, (ii) the Company's completion of its plan of restructuring, inclusive of the settlement of the claims of the Company's trade and other unsecured creditors at an agreed-upon discount or by the issuance to such creditors of convertible preferred stock for the full amount of their respective claims, and (iii) the approval of the Company's shareholders of an increase in the number of authorized shares of Common Stock by February 28, 2001 so that the Company can complete its plan of restructuring and satisfy its obligations under the convertible notes and warrants issued at he closing of the Credit Agreement.

         Interest on the bridge facility, revolving credit facility and term loan is at LIBOR plus 0.25% or Base Rate minus 2.0% for the first two years and base rate plus 2.0% in the third year, payable monthly.

         The Company's obligations under the Credit Agreement are secured by a pledge of the stock of substantially all of the Company's subsidiaries and the assets of the Company and certain of its subsidiaries, and are guaranteed by certain of the Company's subsidiaries.

         At closing, the Company used available proceeds under the Credit Agreement to repay the outstanding balance under the Company's previous credit




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facility with the Lenders and to pay costs associated with the closing.
Subsequent to closing, all of the facilities were fully drawn.

         The waiver period previously provided for in the Seventh Amendment and Waiver to Credit Agreement dated as of December 10, 1999 was extended through November 10, 2000, the effective date of the restructured credit facility. The waiver letters not previously filed by the Company are filed herewith as Exhibits 4.37 (and 10.94) and 4.38 (and 10.95), respectively.


         CONVERTIBLE NOTES

         At the closing of the Credit Agreement, the Company issued $6.4 million aggregate principal amount of 7% convertible senior secured notes due October 31, 2003 pursuant to the terms of a convertible note agreement (the "Note Agreement"). Interest on the convertible notes accrues at 7% until the earlier of conversion into the Company's Common Stock at $0.18 per share or maturity on October 31, 2003. The convertible notes are secured by a pledge of the stock of substantially all of the Company's subsidiaries and the assets of the Company and certain of its subsidiaries, and are guaranteed by certain of the Company's subsidiaries.

         The convertible notes are subject to adjustment from time to time upon certain issuances by the Company of additional shares of its Common Stock or of warrants, options or other rights to subscribe for additional shares of Common Stock.

         Pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement"), the holders of the convertible notes have the right to require that the Company register the shares of Common Stock underlying the convertible notes under certain circumstances.

         The approval of the Company's shareholders of an increase in the number of authorized shares of Common Stock is required by February 28, 2001 in order for the Company to complete its plan of restructuring and to have reserved a sufficient number of authorized shares of Common Stock for issuance upon conversion of all outstanding convertible notes.

         WARRANTS

         Pursuant to the terms of a warrant agreement (the "Warrant Agreement"), the Company issued class A warrants (the "A Warrants") and Class B Warrants (the "B Warrants"; the A Warrants and B Warrants may be collectively referred to as, the "Warrants") to the Lenders to acquire Common Stock at a price of $0.18 per share. Exercise of the A Warrants and the B Warrants entitle the holders thereof to purchase in the aggregate as to each class of Warrants 4,104,000 shares of the Company's Common Stock. As of the date of issuance of the Warrants, the underlying shares represented in the aggregate as to each class of Warrants approximately 3% of the Company's outstanding shares of Common Stock on a fully diluted basis after taking into consideration the issuance of equity and equity




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related securities in connection with the Company's plan of restructuring. The B
Warrants were fully vested upon issuance and expire on October 31, 2010. The A Warrants vest over a period of three years and expire October 31, 2010. The Warrants are subject to adjustment from time to time upon certain issuances by the Company of additional shares of its Common Stock, or of warrants, options or other rights to subscribe for additional shares of Common Stock.

         Pursuant to the Registration Rights Agreement, the holders of the Warrants have the right to require that the Company register the shares of Common Stock underlying the Warrants under certain circumstances.

         The approval of the Company's shareholders of an increase in the number of authorized shares of Common Stock is required by February 28, 2001 in order for the Company to complete its plan of restructuring and to have reserved a sufficient number of authorized shares of Common Stock for issuance upon conversion of all outstanding Warrants.

         Copies of the Credit Agreement, Note Agreement, Warrant Agreement, and Registration Rights Agreement , together with Exhibits and Schedules thereto, are filed with this Report as Exhibits 4.39, 4.40, 4.41, 4.42, 10.96, 10.97,
10.98 and 10.99 and the descriptions or summaries of such documents set forth in this Report are qualified in their entirety by reference to the complete terms and conditions of such documents.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(3)      Exhibits

         The Exhibits to this Report are listed in this Exhibit Index set forth elsewhere herein.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VISION TWENTY-ONE, INC.


                                              By:   /s/ Richard W. Jones
                                                    --------------------------
                                                    Richard W. Jones
                                              Its:  Chief Financial Officer

Dated: December 4, 2000









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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          EXHIBIT
-------         -------


4.14* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc., and the Bank of Montreal as Agent for a consortium of banks.(15)

4.15* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(18)

4.16* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (18)

4.17* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(19)

4.18* Waiver Letter dated October 14, 1999 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(20)

4.19* Fourth Amendment and Waiver to the Amended and Restated Credit Agreement dated as of November 12, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(21)

4.20* Fifth Amendment to the Amended and Restated Credit Agreement dated as of November 24, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)

4.21* Sixth Amendment to the Amended and Restated Credit Agreement dated as of December 3, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)




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EXHIBIT
NUMBER          EXHIBIT
-------         -------


4.22* Seventh Amendment to the Amended and Restated Credit Agreement dated as of December 10, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)

4.23* Waiver letter dated December 29, 1999 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(23)

4.24* Waiver letter dated February 29, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

4.25* Waiver letter dated March 24, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc. the Banks who are a party thereto and Bank of Montreal as Agent.(26)

4.26* Waiver letter dated as of April 14, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

4.27* Waiver letter dated as of May 5, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

4.28* Waiver letter dated as of May 19, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

4.29* Waiver letter dated June 1, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (27)

4.30* Waiver letter dated June 9, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (27)

4.31* Waiver letter dated June 16, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (27)

4.32* Waiver letter dated June 29, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (27)




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EXHIBIT
NUMBER          EXHIBIT
-------         -------


4.33* Waiver letter dated July 21, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (27)

4.34* Waiver letter dated August 11, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(28)

4.35* Waiver letter dated September 8, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (29)

4.36* Waiver letter dated September 29, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-one, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (30)

4.37 Waiver letter dated October 13, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are party thereto and Bank of Montreal as Agent.

4.38 Waiver letter dated October 27, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.

4.39 Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent.

4.40            Convertible Note Agreement dated as of November 10, 2000 Re:
                $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003.

4.41 Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto.

4.42 Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to Purchase Common Stock.

10.60* Amended and Restated Credit Agreement dated as of July 1, 1998 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(15)




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EXHIBIT
NUMBER          EXHIBIT
-------         -------


10.61* First Amendment to the Amended and Restated Credit Agreement dated as of February 23, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(18)

10.62* Second Amendment to the Amended and Restated Credit Agreement dated as of June 11, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(18)

10.65* Third Amendment to the Amended and Restated Credit Agreement dated as of August 30, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(19)

10.66* Waiver letter dated October 14, 1999 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(20)

10.67* Fourth Amendment and Waiver to the Amended and Restated Credit Agreement dated as of November 12, 1999 by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(21)

10.72* Fifth Amendment to the Amended and Restated Credit Agreement dated as of November 27, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)

10.73* Sixth Amendment to the Amended and Restated Credit Agreement dated as of December 3, 1999 among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)

10.74* Seventh Amendment to the Amended and Restated Credit Agreement dated as of December 10, 1999 among Vision Twenty-one, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(22)

10.75* Waiver letter dated December 29, 1999 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc. the Banks who are a party thereto and Bank of Montreal as Agent.(23)

10.76* Waiver letter dated February 29, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

10.77* Waiver letter dated March 24, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

10.82* Waiver letter dated as of April 14, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc. the Banks who are a Montreal as Agent.(26)




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EXHIBIT
NUMBER          EXHIBIT
-------         -------


10.83* Waiver letter dated as of May 5, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(26)

10.84* Waiver letter dated as of May 19, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)


10.85* Waiver letter dated as of June 1, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

10.86* Waiver letter dated as of June 9, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

10.87* Waiver letter dated as of June 16, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

10.88* Waiver letter dated as of June 29, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

10.89* Waiver letter dated as of July 21, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.
                (27)

10.91* Waiver letter dated as of August 11, 2000 to the Amended and Restated Credit Agreement among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(28)

10.92* Waiver letter dated September 8, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent.(29)

10.93* Waiver letter dated September 29, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the banks who are a party thereto and Bank of Montreal as Agent.
                (30)

10.94 Waiver letter dated October 13, 2000 to the Amended and Restated Credit Agreement by and among Vision Twenty-One, Inc., the Banks who are party thereto and Bank of Montreal as Agent. (filed as Exhibit 4.37 to this Report)



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EXHIBIT
NUMBER          EXHIBIT
-------         -------


10.95 Waiver letter dated October 27, 2000 to the Amended and Restated Credit Agreement by an among Vision Twenty-One, Inc., the Banks who are a party thereto and Bank of Montreal as Agent. (filed as Exhibit 4.38 to this Report)


10.96 Amended and Restated Credit Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., the Lenders party hereto and Bank of Montreal as Agent. (filed as Exhibit 4.39 to this Report)

10.97           Convertible Note Agreement dated as of November 10, 2000 Re:
                $6,385,000 7% Convertible Senior Secured Notes Due October 31, 2003. (filed as Exhibit 4.40 to this Report)

10.98 Registration Rights Agreement dated as of November 10, 2000 among Vision Twenty-One, Inc., and the Lenders party hereto. (filed as Exhibit 4.41 to this Report)

10.99 Warrant Agreement dated as of November 10, 2000 Re: Class A Warrants to Purchase Common Stock, Class B Warrants to Purchase Common Stock. (filed as Exhibit 4.42 to this Report)


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*    Previously filed as an Exhibit in the Company filing identified in the footnote following the Exhibit description and incorporated herein by reference.

   (15)  Form S-K filed July 10, 1998.

   (18)  Form 10-K filed June 18, 1999.

   (19)  Form 8-K filed August 30, 1999.

   (20)  Form 8-K filed October 14, 1999.

   (21)  Form 10-Q filed November 14, 1999.

   (22)  Form 8-K filed December 13, 1999.

   (23)  Form 8-K filed January 10, 2000.

   (26)  Form 10-K filed May 5, 2000.

   (27)  Form 8-K filed July 31, 2000.

   (28)  Form 10-Q Filed August 14, 2000.

   (29)  Form 8-K filed September 15, 2000.

   (30)  Form 10-Q filed November 14, 2000.






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